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                                                               EXHIBIT 10.10
                                                               EXECUTION VERSION

                        ASSUMPTION AND JOINDER AGREEMENT

         ASSUMPTION AND JOINDER AGREEMENT dated as of July 24, 2003 (this "Assumption Agreement") made by [DON SHERWOOD GOLF SHOP, a California corporation], (the "New Subsidiary") in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), in connection with that certain CREDIT AGREEMENT, dated as of October 15, 2002 (as amended as of January 10, 2003 and as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among GOLFSMITH INTERNATIONAL, L.P., GOLFSMITH NU, L.L.C., and GOLFSMITH USA, L.L.C., as Borrowers (the "Borrowers"), the other Persons designated as Credit Parties thereto (the "Credit Parties"), the lenders signatory thereto from time to time (the "Lenders), and GE Capital for itself as a Lender, as L/C Issuer and as Agent for the Lenders (the "Agent"). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         Reference is hereby made to:

         (a)      the Credit Agreement;

         (b) that certain Guaranty dated as of October 15, 2002 (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Guaranty"), by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., and Golfsmith Licensing, L.L.C., (each referred to therein individually as a "Guarantor" and collectively as "Guarantors"), and Agent, for itself and the Lenders;

         (c) that certain Security Agreement dated as of October 15, 2002 (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Golfsmith NU, L.L.C. and Golfsmith Licensing, L.L.C., (each referred to therein individually as a "Grantor" and collectively as "Grantors"), and Agent, for itself and the Lenders; and

         (d) that certain Intercompany Subordination Agreement dated as of October 15, 2002 (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Subordination Agreement"), by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., and Agent, for itself and the Lenders.

                                   WITNESSETH

         WHEREAS, Golfsmith International, Inc. wishes to purchase all of the issued and outstanding stock of the New Subsidiary;

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         WHEREAS, the New Subsidiary is a California corporation that will be wholly-owned by Golfsmith International, Inc.; and

         WHEREAS, the New Subsidiary is executing this document pursuant to
Section 2.8(b) of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary hereby agrees as follows:

         1. Assumption and Joinder.

                  (a) The New Subsidiary hereby expressly confirms that it has assumed, and hereby agrees to perform and observe and be bound by, each and every one of the covenants, promises, agreements, terms, obligations, duties and liabilities of (i) a Credit Party under the Credit Agreement and all the other Loan Documents applicable to it as a Credit Party, (ii) a Guarantor under the Guaranty and all the other Loan Documents applicable to it as a Guarantor, (iii) a Grantor under the Security Agreement and all the other Loan Documents applicable to it as a Grantor, and (iv) as applicable, a Debtor and/or a Subordinated Debt Holder (such terms being used herein as defined in the Subordination Agreement) under the Subordination Agreement. By virtue of the foregoing, the New Subsidiary hereby accepts and assumes any liability of (w) a Credit Party related to each representation, warranty, covenant or obligation made by a Credit Party in the Credit Agreement or any other Loan Document and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations, (x) a Guarantor related to each representation, warranty, covenant or obligation made by a Guarantor in the Guaranty or any other Loan Document and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations, (y) a Grantor related to each representation, warranty, covenant or obligation made by a Grantor in the Security Agreement, and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations, and (z) a Debtor related to each covenant or obligation made by a Debtor in the Subordination Agreement and hereby expressly affirms, as of the date hereof, each of such covenants and obligations.

                  (b) All references to the term "Credit Party" in the Credit Agreement, all references to the term "Guarantor" in the Guaranty, all references to the term "Grantor" in the Security Agreement and as applicable, all references to the terms "Debtor" and/or "Subordinated Debt Holder" in the Subordination Agreement or any other reference to such terms in any other Loan Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the New Subsidiary.

         2. Representations and Warranties. The New Subsidiary hereby represents and warrants to the Lenders as follows:

                  (a) The New Subsidiary has the requisite corporate power and authority to enter into this Assumption Agreement and to perform its obligations hereunder and under the Credit Agreement, the Guaranty, the Security Agreement, the Subordination Agreement and any other Loan Document to which it is a party. The execution, delivery and performance of this Assumption Agreement by the New Subsidiary and the performance of its obligations under the Credit Agreement, the Guaranty, the Security Agreement, the Subordination Agreement and any other Loan Document to which it is a party (collectively the "Assumed Loan Documents") have been duly authorized by all necessary corporate action of the New Subsidiary and no other corporate action or proceedings on the part of the New Subsidiary are necessary to authorize the execution, delivery or performance of this Assumption Agreement, the transactions contemplated hereby or the performance of its obligations under the Credit

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Agreement, the Guaranty, the Security Agreement, the Subordination Agreement or
any Assumed Loan Document. This Assumption Agreement has been duly executed and delivered by the New Subsidiary. This Assumption Agreement, the Credit Agreement and each Assumed Loan Document, each constitutes the legal, valid and binding obligation of the New Subsidiary enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

                  (b) The representations and warranties applicable to the New Subsidiary set forth in each Assumed Loan Document, are true and correct on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.

                  (c) The authorized capitalization of the New Subsidiary, the number of shares of its capital stock outstanding on the date hereof, and the ownership of such stock are set forth on Schedule 1 hereto.

         3. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the New Subsidiary, the New Subsidiary will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Assumption Agreement.

         4. Binding Effect. This Assumption Agreement shall be binding upon the New Subsidiary and shall inure to the benefit of the Lenders and their respective successors and assigns.

         5. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         6. Miscellaneous. Delivery of an executed signature page to this Assumption Agreement by facsimile shall be effective as delivery of a manually executed copy of this Assumption Agreement. This Assumption Agreement and all other instruments, agreements or documents provided for herein or delivered or to be delivered hereunder or in connection herewith may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement, instrument or document. This Assumption Agreement shall constitute a Loan Document pursuant to the Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the undersigned has caused this Assumption
Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                                 [DON SHERWOOD GOLF SHOP]

                                                 By: /s/ Noel E Wilens
                                                     ---------------------------
                                                 Name: NOEL E WILENS
                                                 Title: PRESIDENT

ACKNOWLEDGED AND AGREED TO:

GENERAL ELECTRIC CAPITAL CORPORATION,
 as Agent

By: /s/ Laurent Paris
    ----------------------------------
    Name: Laurent Paris, SVP
    Title: Duly Authorized Signatory

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                                                                      SCHEDULE 1
                                                         To Assumption Agreement

                            Authorized Capitalization

200,000 shares of common stock authorized - par value $1.00
1,158 shares of common stock issued to Golfsmith International, Inc.